Exhibit 10.29
AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of February 6, 2015, is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender "), and AMEGY BANK NATIONAL ASSOCIATION, a national banking association, as agent (the "Agent").

RECITALS:

A.    Borrower, Lenders and Agent entered into that certain Credit Agreement dated as of September 15, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 7, 2012, and Amendment No. 2 to Credit Agreement dated as of December 1, 2014 (as amended, the "Agreement").

B.    Pursuant to the Agreement, (a) Insperity Holdings, Inc., a Delaware corporation, Insperity Retirement Services, L.P., a Delaware limited partnership, Administaff Partnerships Holding, Inc., a Delaware corporation, Insperity Business Services, L.P., a Delaware limited partnership, Insperity Services, L.P., a Delaware limited partnership, Administaff Partnerships Holding II, Inc., a Delaware corporation, Insperity GP, Inc., a Delaware corporation, Insperity Support Services, L.P., a Delaware limited partnership, Insperity Enterprises, Inc., a Texas corporation, Administaff Companies, Inc., a Delaware corporation, Administaff Partnerships Holding III, Inc., a Delaware corporation, Insperity PEO Services, L.P., a Delaware limited partnership, Insperity Insurance Services, L.L.C., a Delaware limited liability company, Insperity Expense Management, Inc., a California corporation, and Insperity Employment Screening, L.L.C., a Delaware limited liability company (collectively, "Closing Date Guarantors") executed those certain Guaranty Agreements dated as of September 15, 2011 (collectively, the "Closing Date Guaranty Agreements") pursuant to which Closing Date Guarantors guaranteed to Agent and Lenders the payment and performance of the Obligations (as defined in the Agreement), and (b) Insperity Payroll Services, L.L.C., a Delaware limited liability company ("IPS", and collectively with the Closing Date Guarantors, the "Guarantors") executed that certain Guaranty Agreement dated as of February 17, 2012 ("IPS-Guaranty Agreement", and collectively with the Closing Date Guaranty Agreements, the "Guaranty Agreements") pursuant to which IPS guaranteed to Agent and Lenders the payment and performance of the Obligations.

C.    Borrower, Lenders and Agent now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE II.

Definitions

Section 2.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE III.

Amendments

Section 3.1.    Amendment to Recitals. Effective as of the date hereof, the first paragraph of the Recital contained in the Agreement is amended to read in its entirety as follows:

Borrower has requested that Lenders extend credit to Borrower in the form of a revolving line of credit in the amount of $125,000,000.00 (which may be increased upon the terms and conditions hereinafter set forth to $175,000,000.00 and which includes a swing line in the amount of $10,000,000.00). Lenders are willing to make such extensions of credit to Borrower upon the terms and conditions hereinafter set forth.

Section 3.2.    Amendment to Certain Definitions. (a) Effective as of the date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

"Applicable Margin" means, for the Levels described below, the applicable rate per annum set forth below.

	Level I	Level II	Level III	Level IV
LIBOR Margin	1.75%	2.00%	2.25%	2.50%
Alternate Base Rate Margin	0.00%	0.00%	0.25%	0.50%
Level I applies when the Leverage Ratio is less than or equal to 1.00 to 1.00.

Level II applies when the Leverage Ratio is greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00.
Level III applies when the Leverage Ratio is greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00.
Level IV applies when the Leverage Ratio is greater than 2.00 to 1.00.
The applicable Level shall be adjusted, to the extent applicable, forty-five (45) days after the end of each fiscal quarter of Borrower (or, in the case of any change reflected by the audited financial statements delivered pursuant to Section 7.1(a), one hundred twenty (120) days after the end of any fiscal year) based on the Leverage Ratio tested for the period of four (4) consecutive fiscal quarters ending on the last day of such fiscal quarter or such fiscal year, as applicable; provided that if Borrower fails to deliver the financial statements required by Section 7.1(a) or (b), as applicable, or the related No Default Certificate required by Section 7.1(c) by the forty-fifth (45th) day (or, if applicable, the one hundred twentieth (120th) day) after the end of any fiscal quarter or any fiscal year, as applicable, Level IV or the Default Rate, if applicable, shall apply until such financial statements are delivered.
"Combined Commitments" means, at any time, the sum of the Commitments of all Lenders at such time. The Combined Commitments shall be $125,000,000.00 as of February 6, 2015.

"EBITDA" means for Borrower and its Subsidiaries, on a consolidated basis for any period, the sum of (a) Operating Income for such period, plus (b) depreciation and amortization for such period, plus (c) non-cash stock based compensation expense for such period, plus (d) Interest Income for such period, plus (e) extraordinary or non-recurring expenses or charges, in an aggregate amount not to exceed $15,000,000.00 during the term of this Agreement, incurred in connection with any transaction or other strategic events approved by the board of directors of Borrower, including any related advisory fees, during such period, plus (f) any non-cash write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity securities during such period, plus (g) any non-cash impact of accounting changes or restatements during such period; provided, however, that the amounts of each of the items set forth in the clauses above shall include, for the first twelve (12) months after any Acquisition, the actual historical amounts of such items for any Person which is acquired by Borrower or any Subsidiary in such Acquisition.

"Floating Thirty Day LIBOR Rate" means, as of any day, the rate per annum offered for Dollar deposits in an amount comparable to the principal amount of the outstanding Alternate Base Rate Loans for a period of thirty (30) days as of 11:00 a.m. City of London, England time two (2) Business Days prior to such day as quoted on that page of the Reuters or Bloomberg System ("Bloomberg") reporting service (as then being used by Agent to obtain such interest rate quotes) that displays the London interbank offered rate administered by Intercontinental Exchange Group (ICE) Benchmark Administration Limited ("ICE") (or the successor thereto) for such Dollar deposits; provided, however, that if such rate is not available on Bloomberg or Reuters, then such offered rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent and recognized in the banking industry.

"Guaranty Agreement" means a Guaranty Agreement executed by a Domestic Subsidiary in favor of Agent in substantially the form of Exhibit "F", as the same may be amended, supplemented or modified from time to time, and "Guaranty Agreements" shall mean, collectively, all such agreements.

"LIBOR Rate" means, for any LIBOR Loan, for any Interest Period therefor, (a) the rate per annum quoted on that page of the Reuters or Bloomberg reporting service (as then being used by Agent to obtain such interest rate quotes) that displays the London interbank rate administered by Intercontinental Exchange Group (ICE) Benchmark Administration Limited ("ICE") (or the successor thereto) for Dollar deposits in an amount comparable to the outstanding principal amount of such LIBOR Loan for a period of time equal to such Interest Period as of 11:00 a.m. City of London, England time two (2) London Business Days prior to the first date of such Interest Period; provided, however, that if such rate is not available on Bloomberg or Reuters, then such rate shall be otherwise independently determined by Agent from an alternate, substantially similar independent source available to Agent and recognized in the banking industry; divided by (b) one (1) minus the Reserve Requirement.

"Obligations" means (a) all obligations, indebtedness and liabilities of Borrower to Agent, Issuing Bank and Lenders, or any of them, arising pursuant to this Agreement or any of the other Loan Documents, now existing or hereafter arising, including, without limitation, all of Borrower=s contingent reimbursement obligations in respect of Letters of Credit, (b) all interest accruing thereon and all attorneys= fees and other expenses incurred in the enforcement or collection thereof and (c) all Rate Management Transaction Obligations. Notwithstanding the foregoing, the definition of "Obligations" shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

"Proprietary Accounts" shall mean all the depository accounts of Borrower and its Subsidiaries which are not used to hold client-related payroll and payroll tax funds. The Proprietary Accounts of Borrower and its Subsidiaries as of the date of each No Default Certificate are listed on such No Default Certificate.

"Termination Date" means 11:00 a.m. on February 6, 2020, or such earlier date on which the Commitments terminate as provided in this Agreement.

(b)    Effective as of the date hereof, the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:

"Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. ' 1 et seq.), as amended from time to time, and any successor statute.

"Eligible Contract Participant" shall have the meaning given to such term in the Commodity Exchange Act and the regulations thereunder.

"Excluded Swap Obligation" means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty Agreement of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor's failure for any reason to constitute an Eligible Contract Participant at the time the Guaranty Agreement of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty Agreement or security interest is or becomes illegal.

"Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Guarantor that at the time the relevant Swap Obligation is incurred constitutes an Eligible Contract Participant and can cause another Person to qualify as an Eligible Contract Participant at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

"Sanctions" shall have the meaning given to such term in Section 6.21.

"Swap Obligation" means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section 1a(47) of the Commodity Exchange Act.

Section 3.3.    Amendment to Section 4.2. Effective as of the date hereof, Section 4.2 of the Agreement is amended to read in its entirety as follows:

Section 4.2.    Guaranty Agreements. Each Domestic Subsidiary shall unconditionally and irrevocably guarantee payment and performance of the Obligations by execution and delivery of a Guaranty Agreement. Notwithstanding the foregoing, amounts received from any Guarantor that is not an Eligible Contract Participant shall not be applied to any Obligations that are Excluded Swap Obligations.

Section 3.4.    Amendment to Section 6.20. Effective as of the date hereof, Section 6.20 of the Agreement is amended to read in its entirety as follows:

Section 6.20.    Proprietary Accounts. The most recently delivered No Default Certificate, commencing with the No Default Certificate delivered for the fiscal quarter ending March 31, 2015, contains a list of all of the Proprietary Accounts of Borrower and its Subsidiaries as of the date of such No Default Certificate, and, as of the date of a No Default Certificate, neither Borrower nor any Subsidiary maintains any Proprietary Account which is not listed on such No Default Certificate.

Section 3.5.    Addition of Section 6.21. Effective as of the date hereof, Section 6.21 shall be added to the Agreement and shall read in its entirety as follows:

Section 6.21.    Sanctions. Neither Borrower nor any Subsidiary or, to the knowledge of Borrower, any director, officer, employee, agent, or Affiliate of Borrower or any Subsidiary is a Person that is, or is owned or controlled by Persons that are: (a) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury's Office of Foreign Assets Control ("OFAC"), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury, or other sanctions authority having jurisdiction over Borrower or any Subsidiary (collectively, "Sanctions"), or (b) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.

Section 3.6.    Addition of Section 6.22. Effective as of the date hereof, Section 6.22 shall be added to the Agreement and shall read in its entirety as follows:

Section 6.22.    Anti-Corruption. Neither Borrower nor any Subsidiary, nor, to the knowledge of Borrower, any director, officer, employee, agent, or Affiliate of Borrower or any Subsidiary has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (b) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom or similar law of the European Union or any European Union Member State or similar law of a jurisdiction in which Borrower or any Subsidiary conduct their business and to which they are lawfully subject or (d) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment which is unlawful under any law of a jurisdiction in which Borrower or any Subsidiary conduct their business and to which they are lawfully subject.

Section 3.7.    Addition of Section 8.16. Effective as of the date hereof, Section 8.16 shall be added to the Agreement and shall read in its entirety as follows:

Section 8.16.    Sanctions. Borrower will not knowingly, directly or indirectly, use the proceeds of the Revolving Advances or any Letter of Credit, or lend, contribute or otherwise knowingly make available such proceeds to any Subsidiary, joint venture partner or other Person, (a) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (b) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Revolving Advances or Letters of Credit, whether as underwriter, advisor, investor, or otherwise).

Section 3.8.    Addition of Section 8.17. Effective as of the date hereof, Section 8.17 shall be added to the Agreement and shall read in its entirety as follows:

Section 8.17.    Anti-Corruption. Borrower will not knowingly use, or permit the use, of any proceeds of the Revolving Advances or Letters of Credit, directly or indirectly, to fund any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.

Section 3.9.    Amendment to Section 10.5. Effective as of the date hereof, the last sentence contained in Section 10.5 of the Agreement is amended to read in its entirety as follows:

The provisions of this Section 10.5 shall govern and control over any conflicting provisions in this Agreement or any Loan Document, except that, to the extent Agent receives any amounts from any Guarantor that is not an Eligible Contract Participant, such amounts shall not be applied to any Obligations that are Excluded Swap Obligations.

Section 3.10.    Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit "C" (Form of Revolving Advance Request Form) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment, (b) Exhibit "D" (Form of No Default Certificate) to the Agreement is amended to conform in its entirety to Annex "B" to this Amendment, and (c) Exhibit "F" (Form of Guaranty Agreement) to the Agreement is amended to conform in its entirety to Annex "C" to this Amendment.

Section 3.11.    Amendment to Annexes. Effective as of the date hereof, (a) Annex "I" (Commitments) to the Agreement is amended to conform in its entirety to Annex "D" to this Amendment and (b) Schedule 1.1 to the Agreement and all references thereto are hereby deleted from the Agreement.

ARTICLE IV.

Conditions Precedent

Section 4.1.    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:

(c)    Certificate. A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower reasonably acceptable to Agent) certifying (i) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date hereof, together with specimen signatures of such officers.

(d)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of organization or incorporation, as applicable, of Borrower and Guarantors as to the existence and good or active, as applicable, standing of Borrower and Guarantors.

(e)    Revolving Notes. The Revolving Notes executed by Borrower payable to the order of the Lenders, respectively (which promissory notes are in renewal, extension and increase of, but not in discharge or novation of, that certain promissory note executed by Borrower on September 15, 2011, in the original principal amount of $40,000,000.00 and payable to the order of Amegy Bank National Association, as a Lender, that certain promissory note executed by Borrower on September 15, 2011, in the original principal amount of $40,000,000.00 and payable to the order of Bank of America, N.A., as a Lender and that certain promissory note executed by Borrower on September 15, 2011, in the original principal amount of $20,000,000.00 and payable to the order of Woodforest National Bank, as a Lender (collectively, the "Prior Revolving Notes"). Each Lender agrees to use commercially reasonable efforts to return its original Prior Revolving Note to Borrower within fifteen (15) days of the date of this Amendment.

(f)    Fees and Expenses. (i) Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 5.3, to the extent invoiced prior to the date hereof have been paid in full by Borrower.

(ii)    Evidence that all fees referenced in the agent fee letter dated as of even date herewith between Borrower and Agent have been paid in full by Borrower.

(iii)    Evidence that all fees referenced in the lenders fee letter dated as of even date herewith between Borrower and Agent have been paid in full by Borrower.

(g)    Additional Information. Such additional documents, instruments and information as Agent has reasonably requested at least two (2) days prior to the date hereof.

Section 4.2.    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE V.

Ratifications, Representations, and Warranties

Section 5.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 5.2.    Representations, Warranties and Agreements. Borrower hereby represents and warrants to Agent and Lenders that, as of the date hereof, (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in Article VI of the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct as of such earlier date, (c)no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (e) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents.

ARTICLE VI.

Miscellaneous

Section 6.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.

Section 6.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 6.3.    Expenses. Borrower agrees that this Amendment is a Loan Document to which Section 12.1 of the Agreement shall apply.

Section 6.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5.    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

Section 6.7.    Counterparts. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.8.    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 6.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.10.    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.

BORROWER:

INSPERITY, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

AGENT:

AMEGY BANK NATIONAL ASSOCIATION,
as Agent

By: /s/ Ryan K. Hightower
Ryan K. Hightower
Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

LENDERS:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Ryan K. Hightower
Ryan K. Hightower
Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Anthony A. Eastman
Anthony A. Eastman
Vice President

WOODFOREST NATIONAL BANK

By: /s/ John Ellis
John Ellis
Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by such Guarantor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Notes as increased, renewed and extended from time to time, including, without limitation, the increase, renewal and extension evidenced by the Revolving Notes executed in connection with this Amendment.

In addition, each of the undersigned Guarantors hereby agrees that in the event such Guarantor is a Qualified ECP Guarantor (as defined in the Agreement), such Guarantor hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other guarantor of the Obligations (as defined the Agreement) (each a "Credit Agreement Guarantor") to honor all of its obligations under the Guaranty Agreements (as defined in the Agreement) in respect of Swap Obligations (as defined in the Agreement) (provided, however, that Guarantor shall only be liable under this Paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Paragraph, or otherwise under the Guaranty Agreement executed by such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Guarantor under this Paragraph shall remain in full force and effect until all Obligations have been paid in full and all commitments of Lenders to advance funds to Borrower have been terminated. Each Guarantor intends that this Paragraph constitute, and this Paragraph shall be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Credit Agreement Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act (as defined in the Agreement).

INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT

LIST OF ANNEXES

Annex                Document

A                Form of Revolving Advance Request Form

B                Form of No Default Certificate

C	Form of Guaranty Agreement

D	Annex "I" (Commitments)

Annex "D"
Annex I
COMMITMENTS
February 6, 2015

Name of Lender	Percentage Share as of February 6, 2015	Commitment Amounts as of February 6, 2015
1.    Amegy Bank National Association        40%            $50,000,000.00
2.    Bank of America, N.A.            40%            $50,000,000.00
3.    Woodforest National Bank            20%            $25,000,000.00
Total                    100%            $125,000,000.00